UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 10, 2020

KOSMOS ENERGY LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35167	98-0686001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8176 Park Lane Dallas, Texas	75231
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +214-445-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	KOS	New York Stock Exchange
London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders of Kosmos Energy Ltd. (the “Company”) was held on June 10, 2020. There were 405,190,996 shares of common stock entitled to vote at the meeting, and a total of 350,117,267 shares of common stock (approximately 86.41%) were represented at the meeting.

The proposals voted upon at the 2020 Annual Meeting of Stockholders and the final results of the vote on each proposal were as follows:

Proposal 1 – To elect the Class I directors to a three-year term to serve until the 2023 annual stockholders meeting.

Each nominee for director was elected by a vote of the stockholders as follows:

Nominee	Votes For	Votes Against	Abstain	Not Voted (Broker Non-Votes)
Andrew G. Inglis	301,478,142	5,184,182	713,884	42,741,059
Sir Richard Dearlove	290,524,865	14,045,739	2,805,604	42,741,059

Proposal 2 - To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 and to authorize the Company’s Audit Committee of the Board of Directors to determine their remuneration.

The proposal was approved by a vote of the stockholders as follows:

Votes For	Votes Against	Abstain
348,314,558	1,435,075	367,634

Proposal 3 - To provide a non-binding, advisory vote to approve named executive officer compensation.

The compensation of the Company’s named executive officers was approved by a nonbinding, advisory vote of the stockholders as follows:

Votes For	Votes Against	Abstain	Not Voted (Broker Non-Votes)
296,571,697	10,496,512	307,999	42,741,059

Proposal 4 - To approve an amendment to our Certificate of Incorporation to effect a reverse stock split and proportionally reduce the number of authorized shares of common stock, par value $0.01 per share.

The proposal was approved by a vote of the stockholders as follows:

Votes For	Votes Against	Abstain
330,695,066	18,392,249	1,029,952

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   June 15, 2020

KOSMOS ENERGY LTD.

By:	/s/ Jason E. Doughty
Jason E. Doughty
Senior Vice President, General Counsel and Corporate Secretary